Exhibit 10.1.2

TARGANTA THERAPEUTICS CORPORATION

2005 STOCK OPTION PLAN

OPTION AGREEMENT

1. GRANT OF OPTION.

(a) GENERAL TERMS. Targanta Therapeutics Corporation, a Delaware corporation (the “Company”), hereby grants to the Grantee named in the Notice of Stock Option Grant (the “Notice”) attached to this Option Agreement (“Agreement”), an Option to purchase the total number of Shares set forth in the Notice, at the Option Price set forth in the Notice subject to the terms, definitions and provisions of the 2005 Stock Option Plan (the “Plan”) adopted by the Company, as the same may be amended from time to time, which is incorporated in this Agreement by reference. In the event of a conflict between the terms of the Plan and the terms of this Agreement, the terms of the Plan shall govern. Unless otherwise defined in this Agreement, the terms used in this Agreement shall have the meanings defined in the Plan.

(b) TAX STATUS OF OPTION FOR U.S. RESIDENTS. Unless and to the extent designated a Nonstatutory Stock Option in the Notice, this Option is intended to be an Incentive Stock Option as defined in Section 422 of the United States Internal Revenue Code of 1986, as amended (the “Code”), to the maximum extent permitted under applicable U.S. tax law. If any portion of this Option is designated as an Incentive Stock Option, it shall qualify as such only to the extent that the aggregate Fair Market Value of the Shares (generally, the Option’s Option Price) subject to this Option (and all other Incentive Stock Options granted to Grantee by the Company or Subsidiary) that first become exercisable in any calendar year does not exceed US$100,000. To the extent that the aggregate Fair Market Value of such Shares exceeds US$100,000, the Shares in excess of such limit shall be treated as a Nonstatutory Stock Option, in accordance with Article VI of the Plan.

2. EXERCISE OF OPTION. This Option shall be exercisable during its term in accordance with the Vesting Schedule set out in Section 4.3 of the Plan, or as otherwise set forth in the Notice, and with the provisions of Article VII of the Plan as follows, except to the extent that the Committee in its sole and absolute discretion may provide for acceleration of unvested options:

(a) RIGHT TO EXERCISE.

(i) This Option may not be exercised for a fraction of a share.

(ii) In no event may this Option be exercised after the Expiration Date of the Option as set forth in the Notice.

(iii) To the extent the Option is not vested at the date of termination of Service for any reason, the Option may not be exercised. For the purposes of this clause (iii), subject to any acceleration provisions agreed to in writing between the Company and the Grantee, the date of termination of Service shall be the date of actual termination of Service as determined by the Company without reference to any period of notice of termination of employment to which the Grantee may be entitled at law or pursuant to any employment agreement.

(iv) This Option is exercisable for no more than 365 days after the date that the Grantee’s Services terminate, if such termination is due to the Grantee’s death or permanent and total disability.

(v) This Option is exercisable for no more than sixty (60) days after the date that Grantee’s Services terminate (other than as a result of death or permanent and total disability or a Termination for Cause) (provided, that, for this purposes the date of termination of Service shall be the date of actual termination of Service as determined by the Company without reference to any period of notice of termination of employment to which the Grantee may be entitled at law or pursuant to any employment agreement).

(vi) This Option terminates immediately upon a Termination For Cause of Service of the Grantee’s.

(vii) With respect to any Incentive Stock Option that shall remain in effect after a change in status from Employee to Non-employee Director or consultant, such Incentive Stock Option shall cease to be treated as an Incentive Stock Option and shall be treated as a Non-Qualified Stock Option on the day three (3) months and one (1) day following such change in status.

(b) METHOD OF EXERCISE.

(i) This Option shall be exercisable by delivering to the Company an Exercise Notice in a form prescribed by the Company that shall state the election to exercise the Option, the whole number of Shares in respect of which the Option is being exercised, and such other representations and agreements as to the holder’s investment intent with respect to such Shares of Common Stock as may be required by the Company pursuant to the provisions of the Plan. Such written notice shall be signed by Grantee and shall be delivered in person or by certified mail to the corporate secretary of the Company. The written notice shall be accompanied by payment of the Option Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the payment of the Option Price as set forth in Section 4 below. GRANTEE UNDERSTANDS AND AGREES THAT THE EXERCISE NOTICE IMPOSES CERTAIN RESTRICTIONS ON TRANSFER (INCLUDING A MARKET STAND-OFF AGREEMENT), A RIGHT OF FIRST REFUSAL, A PLEDGE, A REPURCHASE OPTION AND A DRAG-ALONG ON THE SHARES, WHICH SHALL BE BINDING ON THE HOLDER OF THE SHARES AND ALL TRANSFEREES THEREOF.

(ii) As a condition to the exercise of this Option, Grantee agrees to make adequate provision for federal, state, provincial or other tax withholding obligations, if any, which arise upon the exercise of the Option or disposition of Shares issued thereunder, whether by withholding, direct payment to the Company, or otherwise.

(iii) No Shares shall be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to Grantee on the date on which the Option is exercised with respect to such Shares.

3. GRANTEE’S REPRESENTATIONS. In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act, at the time this Option is exercised, Grantee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an investment representation statement in the customary form, a copy of which the Company will make available for Grantee’s review upon request.

4. METHOD OF PAYMENT. Payment of the Option Price shall be by any of the following, or a combination of the following, in the sole discretion of the Committee:

(a) cash, personal or cashier’s check, wire transfer to the Company, or promissory note, but only to the extent and under the terms and conditions set forth in the Exercise Notice;

(b) if there is a public market for the Shares, and they are registered under the Securities Act, and subject to the requirements of the Securities Act (Ontario) and the Ontario Rule: (a) surrender of other Shares of Common Stock of the Company, that (i) either have been owned by Grantee for more than six (6) months on the date of surrender or were not acquired, directly or indirectly, from the Company, and (ii) have a Fair Market Value on the date of surrender equal to the aggregate Option Price of the Shares as to which the Option shall be exercised; (b) authorization to the Company to retain from the total number of Shares as to which the Option is exercised, the number of Shares having a Fair Market value on the date of exercise equal to the aggregate Option Price for the total number of Shares as to which the Option is exercised; or (c) delivery of a properly executed Exercise Notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds required to pay the aggregate Option Price.

5. RESTRICTIONS ON EXERCISE.

(a) The exercise of this Option and the issuance of the Shares upon such exercise shall be subject to compliance by the Company and Grantee with all applicable requirements of law relating thereto and with all applicable regulations of any stock exchange (or the Nasdaq National Market, if applicable) on which the Shares may be listed for trading at the time of such exercise and issuance.

(b) The inability of the Company to obtain approval from any regulatory body having authority deemed by the Company to be necessary to the lawful issuance and sale of any Shares pursuant to this Option shall relieve the Company and its directors and officers of any liability with respect to the non-issuance or sale of the Shares as to which such approval shall not have been obtained. The Company, however, shall use its best efforts to obtain all such approvals. The Option may not be exercised until such time as the Plan has been approved by the stockholders of the Company.

6. NON-TRANSFERABILITY OF OPTION. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution to Grantee’s Immediate Family. The designation of a beneficiary does not constitute a transfer. An Option may be exercised during the lifetime of Grantee only by Grantee or a transferee permitted by this section. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Grantee.

7. TERM OF OPTION. This Option may be exercised only within the term set out in the Notice and/or the Plan, and may be exercised during such term only in accordance with the Plan and the terms of this Option.

8. NO ADDITIONAL EMPLOYMENT RIGHTS. Grantee understands and agrees that the vesting of Options pursuant to the Vesting Schedule is earned only by continuing as a provider of Services (not through the act of being hired, being granted this Option or acquiring Shares). Grantee further acknowledges and agrees that nothing in this Agreement or the Plan shall confer upon Grantee any right with respect to continuation as an Employee, Non-Employee Director, Consultant, or service provider with the Company or any Subsidiary or Affiliated Entity, nor shall it interfere in any way with his or her right to or the Company’s or any Subsidiary’s or Affiliated Entity’s right to terminate his or her Service relationship at any time, with or without cause.

(a) U.S. TAX CONSEQUENCES. If Grantee is a resident of the U.S. or otherwise subject to taxation in the U.S., Grantee acknowledges that there are certain U.S. federal tax consequences of the exercise of this Option and disposition of the Shares under the law in effect as of the date of grant. GRANTEE SHOULD CONSULT HIS OR HER OWN TAX ADVISOR BEFORE EXERCISING THIS OPTION OR DISPOSING OF THE SHARES.

(b) NOTICE OF DISQUALIFYING DISPOSITION. If the Option granted to Grantee in this Agreement is an Incentive Stock Option, and if Grantee sells or otherwise disposes of any of the Shares acquired pursuant to the Incentive Stock Option on or before the later of (i) the date two (2) years after the Date of Grant, or (ii) the date one (1) year after transfer of such Shares to Grantee upon exercise of the Incentive Stock Option, Grantee shall notify the Company in writing within thirty (30) days after the date of any such disposition. Grantee agrees that upon a Disqualifying Disposition, Grantee shall remit to the Company as set forth in Article XVII of the Plan the amount of any applicable federal, state, provincial and local withholding and employment taxes.

9. SIGNATURE. This Agreement shall be deemed executed by the Company and Grantee upon execution by such parties of the Notice attached to this Agreement.

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